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                                                                      EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed Registration Statements on Form S-3 (File Nos. 333-21361, 333-49639 and 333-58849) and the Company's previously filed Registration Statement on Form S-8 (File No. 333-60629).



                                                        /s/ ARTHUR ANDERSEN LLP


San Antonio, Texas
March 25, 1999